Exhibit 99.1

Investor Presentation
June 2009
Introducing
BlackRock Global Investors

Forward-Looking Statement
This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as
“trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,”
“intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,”
“achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.
BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
In addition to risk factors previously disclosed in BlackRock’s SEC reports and those identified elsewhere in this report the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2)
changes and volatility in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3)
the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of capital improvement projects; (6) the impact of future acquisitions or divestitures; (7) the unfavorable resolution of legal proceedings; (8) the extent and timing of any share repurchases; (9) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (10) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to
BlackRock, Barclays, Bank of America, Merrill Lynch or PNC; (11) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or
BlackRock; (12) the ability to attract and retain highly talented professionals; (13) fluctuations in the carrying value of
BlackRock’s investments; (14) fluctuations in foreign currency exchange rates, which may adversely affect the value of investment advisory and administration fees earned by BlackRock or the carrying value of certain assets and liabilities denominated in foreign currencies; (15) the impact of changes to tax legislation and, generally, the tax position of the
Company; (16) the ability of BlackRock to effectively manage the former Quellos business along with its historical operations; (17) BlackRock’s success in maintaining the distribution of its products; (18) the impact of BlackRock electing to provide support to its products from time to time; (19) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions; and (20) the ability of BlackRock to complete the transaction with Barclays.

BlackRock
• Active fund management
• Global mutual fund platform
• Innovative and tailored solutions
• BlackRock Solutions®
BGI
• Index and scientific investing
• iShares, industry-leading ETF platform
• Product innovation
• Retirement solutions
BlackRock Global Investors
• Global leader in investment management with $2.714 trillion in AUM
• World-class risk management, analytics and advisory capabilities
• Fully-integrated, independent asset manager, with no majority owner
• Common culture, emphasizing teamwork, excellence and integrity
• Strong corporate governance, with majority of independent directors
Introducing BlackRock Global Investors

A Transformational Opportunity
Unparalleled product capabilities for institutional investors
 • Leader in passive, active and scientific investments
 • Equities, fixed income, cash and alternatives
Customized global investment solutions for retail clients
 • iShares, BGI’s leading ETF platform, combined with BlackRock’s global mutual fund platforms
Leader in risk management, analytics and advisory services
 • BlackRock Solutions to benefit from risk and analytical capabilities of BGI
Expanded global reach
 • Presence in all key markets
Fully integrated and independent asset manager
 • Common culture and values

Unparalleled Product Breadth for Institutional Investors
World-class product offerings spanning entire risk spectrum
 • Combined strength in passive, scientific and active strategies
 • Unmatched ability to provide tailored, multi-asset solutions and fiduciary services

Retail/iShares AUM
$526 Billion
Customized Investment Solutions for Retail Clients
Ability to work with financial advisors to create investment solutions utilizing passive and active strategies
 • BlackRock’s global mutual fund platform complements BGI’s industry-
 leading iShares ETF offerings

Global Leader in Risk Management
BlackRock Solutions® extensive risk management and analytics
 • Managing over $7 trillion of positions on the Aladdin® platform
 • Enterprise investment systems for risk management and trading
 • Financial markets advisory services
BGI’s strength in equity products and transition management
 • Intellectual thought leader in quantitative modeling
 • Successful transition management business
Deeper risk management and analytical capabilities
 • Enriched alpha generation capability
 • Complementary risk management expertise and capabilities
 • Ability to apply quantitative methods to fundamental investing

AUM by Region
$2.714 Trillion
Expanded Global Reach
Investment products spanning global markets
Clients in over 60 countries
9,000 employees in 24 countries

Complementary Teams and Cultures
Deep management team
 • Blake Grossman to become a Vice Chairman and Head of Scientific
 Investments, joining the Office of Chairman
Strong intellectual capital
 • Record of developing innovative products and customized investment solutions
 • Thought leadership on key investment issues and trends
Existing relationship between BlackRock Solutions and BGI
 • Seven-year client relationship will ease integration
Cultural fit with common values
 • Commitment to risk management and investment discipline
 • Consultative approach to client service
 • Teamwork, excellence and integrity

Consideration to Barclays BLK Stock	37.8 million shares of common and preferred, representing approximately 19.9% pro forma economic ownership
Cash	$6.6 billion
Source of Cash (100% Committed):
Balance Sheet Cash	$0.8 billion
Short Term Debt	1.0 billion
New 364-Day Debt Facility (a)	2.0 billion
Equity (b)	2.8 billion
Total Cash Funding	$6.6 billion
(a) BlackRock intends to refinance any drawdown with term debt
(b) Commitments from group of institutional investors to purchase 19.9 million shares at closing
Transaction Summary

Governance
 • Barclays will enter into a stockholder agreement similar to existing agreements with PNC and Bank of America
 • Barclays will have the right to appoint two representatives to BlackRock’s
 Board

Approvals • Conclusion of “go-shop arrangement” • Barclays shareholders • Customary regulatory approvals • Client consents
Expected Closing • Fourth quarter 2009
Transaction Summary (cont.)

	BlackRock	BGI
2010 Forecasts:	Consensus median of $7.38 (as of 6/5/09), as adjusted	$695 million, based on BlackRock estimates for BGI
Debt Financing Rate:	4.4% blended pre-tax
Net Synergies:	Approximately $200 million annual pre-tax, before amortization of incremental retention
Intangible Amortization:	Approximately 11% of purchase premium allocated to identifiable, finite life intangibles amortized over 10 years
Pro Forma Assumptions

	BLK Standalone (a)	Pro Forma
Pro Forma EPS
GAAP, as adjusted (b)	$7.38	$8.08
% Accretion		9%

Cash	$8.06	$8.90
% Accretion		11%
2010 EPS Accretion
(a) BlackRock based on consensus median estimates
(b) Reflects as adjusted EPS plus amortization of intangibles
Pro Forma Capitalization at Closing
	BLK Standalone	Pro Forma
Debt/09E EBITDA	0.8x	1.6x
Pro Forma Impact

NYSE: BLK